HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

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Supplement dated May 14, 2014 to your Prospectus

1.  FUND OBJECTIVE CHANGE

JPMORGAN LARGE CAP GROWTH FUND – CLASS A

Pending Shareholder approval, effective on or about June 10, 2014, the investment objective for the JPMorgan Large Cap Growth Fund Sub-Account will be deleted and replaced with:

Seeks long-term capital appreciation

2.  FUND OBJECTIVE CHANGES

LIFEPATH® 2025 PORTFOLIO - INVESTOR A SHARES

LIFEPATH® 2035 PORTFOLIO - INVESTOR A SHARES

LIFEPATH® 2045 PORTFOLIO - INVESTOR A SHARES

LIFEPATH® 2055 PORTFOLIO - INVESTOR A SHARES

Effective on July 1, 2014, the investment objective for each of the above referenced Sub-Accounts is deleted and replaced with:

To seek to provide for retirement outcomes based on quantitatively measured risk.

3.  FUND NAME CHANGE

COLUMBIA MID CAP VALUE OPPORTUNITY FUND – CLASS R4

Effective on or about July 7, 2014, the following name change is made to your Prospectus:

Old Name	New Name
Columbia Mid Cap Value Opportunity Fund - Class R4	Columbia Small/Mid Cap Value Fund - Class R4

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.